SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported): July 26, 2001



                           BERGEN BRUNSWIG CORPORATION
             (Exact name of Registrant as specified in its charter)


  New Jersey                         1-5110                 22-1444512
  ----------                         ------                 ----------
(State or other                   (Commission               (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


                             4000 Metropolitan Drive
                          Orange, California 92868-3510
          (Address of principal executive offices, including zip code)


                                 (714) 385-4000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On July 26, 2001, Bergen Brunswig Corporation issued a press release with respect to its financial results for the quarter ended June 30, 2001, the third quarter of its fiscal year 2001. The following portions of the press release are filed as Exhibit 99.1 hereto and incorporated herein by reference: the title; the first seven paragraphs; the paragraph under the heading "Pharmaceutical Distribution Segment;" the first paragraph under the heading "Bergen Brunswig Drug Company;" the ten paragraphs under the heading "Bergen Brunswig Specialty Group;" the paragraphs under the headings "About Bergen Brunswig," "Safe Harbor Statement," "Additional Information" and "Participants in Solicitation;" and the supplemental financial information set forth in exhibits A through G to the press release.


Item 7.  Financial Statements and Exhibits

        (c)  Exhibits


        The following Exhibit is filed or furnished as part of this Report to the extent described in Item 5.

        99.1 Press release relating to Bergen Brunswig Corporation's third quarter 2001 financial results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bergen Brunswig Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BERGEN BRUNSWIG CORPORATION


Date: July 30, 2001                  By:  /S/   Milan A. Sawdei
                                         ------------------------
                                         Name:  Milan A. Sawdei
                                         Title: Senior Executive Vice President,
                                                Chief Legal and Compliance
                                                Officer, and Secretary

                                  EXHIBIT INDEX

Exhibit
   No.     Description
--------   -----------

99.1 Press release relating to Bergen Brunswig Corporation's third quarter 2001 financial results, filed or furnished to the extent described in Item 5.